Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT
The following table presents a summary of the Company’s property and equipment balances as of December 31, 2016 and 2015 (in thousands).

	December 31,
	2016	2015
Oil and natural gas properties
Evaluated (subject to amortization)	$2,408,305	$2,122,174
Unproved and unevaluated (not subject to amortization)	479,736	387,504
Total oil and natural gas properties	2,888,041	2,509,678
Accumulated depletion	(1,850,882)	(1,574,040)
Net oil and natural gas properties	1,037,159	935,638
Other property and equipment
Midstream equipment and facilities	145,662	78,564
Furniture, fixtures and other equipment	5,487	2,918
Software	3,206	2,193
Land	1,437	1,539
Leasehold improvements	5,003	1,173
Total other property and equipment	160,795	86,387
Accumulated depreciation	(13,429)	(9,619)
Net other property and equipment	147,366	76,768
Net property and equipment	$1,184,525	$1,012,406

 The following table provides a breakdown of the Company’s unproved and unevaluated property costs not subject to amortization as of December 31, 2016 and the year in which these costs were incurred (in thousands).

Description	2016	2015	2014	2013 and prior	Total
Costs incurred for
Property acquisition	$126,857	$236,507	$55,258	$23,654	$442,276
Exploration wells	19,017	3,375	34	—	22,426
Development wells	13,086	1,218	730	—	15,034
Total	$158,960	$241,100	$56,022	$23,654	$479,736

Property acquisition costs primarily include leasehold costs paid to secure oil and natural gas mineral leases, but may also include broker and legal expenses, geological and geophysical expenses and capitalized internal costs associated with developing oil and natural gas prospects on these properties. Property acquisition costs are transferred into the amortization base on an ongoing basis as these properties are evaluated and proved reserves are established or impairment is determined. Unproved and unevaluated properties are assessed for possible impairment on a periodic basis based upon changes in operating or economic conditions.
Property acquisition costs incurred that remain in unproved and unevaluated property at December 31, 2016 are related primarily to the Company’s leasehold and mineral acquisitions in the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas during the past four years. These costs include, in particular, the cost of the acreage acquired as part of the HEYCO Merger (as described and defined in Note 5) in 2015. These costs are associated with acreage for which proved reserves have yet to be assigned. A significant portion of these costs are associated with properties which are held by production or have automatic lease renewal options. As the Company drills wells and assigns proved reserves to these properties or determines that certain portions of this acreage, if any, cannot be assigned proved reserves, portions of these costs are transferred to the amortization base.
Costs excluded from amortization also include those costs associated with exploration and development wells in progress or awaiting completion at year-end. These costs are transferred into the amortization base on an ongoing basis as these wells are completed and proved reserves are established or confirmed. These costs totaled $37.5 million at December 31, 2016. Of this total, $22.4 million was associated with exploration wells and $15.0 million was associated with development wells. The Company anticipates that most of the $37.5 million associated with these wells in progress at December 31, 2016 will be transferred to the amortization base during 2017.